UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 1, 2007

(Date of earliest event reported): February 27, 2007

Silverleaf Resorts, Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

1-13003		75-2259890
(Commission File Number)		(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas		75247
(Address of principal executive offices)		(Zip Code)

214-631-1166
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 27, 2007, the Registrant issued a press release announcing that it will release its financial results for the fourth quarter and year ended December 31, 2006 on March 7, 2007 after the market closes. In addition, the Registrant announced that it will host a conference call and Webcast to review these results at 9:00 a.m. Eastern Time on March 8, 2006. The Registrant also announced its common stock would commence trading on the NASDAQ Capital Market on February 28, 2007 under the symbol “SVLF.” The information in this item (including Exhibit 99.1) is being furnished pursuant to Item 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
*99.1	Press Release issued by the Registrant on February 27, 2007 announcing dates for release of fourth quarter and year end 2006 earnings, investor conference call, and commencement of trading on NASDAQ.

____________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 1, 2007	SILVERLEAF RESORTS, INC.

	By:	/S/ HARRY J. WHITE, JR.
	Name:	Harry J. White, Jr.
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
*99.1	Press Release issued by the Registrant on February 27, 2007 announcing dates for release of fourth quarter and year end 2006 earnings, investor conference call, and commencement of trading on NASDAQ.